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                                                                   Exhibit 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this Form 10K, into the Company's previously filed Registration Statement File Nos. 33-35191, 33-47830, 33-87792, 333-11853, 333-11849 and 333-34003.

                                                           ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 21, 1998